                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                  JULY 9, 2002

                       (DATE OF EARLIEST EVENT REPORTED)
                                 (JULY 9, 2002)

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

                             RHODE ISLAND 05-0318215
          (STATE OR OTHER JURISDICTION OF (IRS EMPLOYER IDENTIFICATION
                     INCORPORATION OR ORGANIZATION) NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 9, 2002,  acting upon the  recommendation  of its Audit  Committee,  the
Board of Directors of Astro-Med,  Inc. engaged the services of Ernst & Young
(E&Y) as its new  independent  auditors.  E&Y  will audit the  financial statements of Astro-Med, Inc. for the fiscal year ending January 31, 2003.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: July 9, 2002         ASTRO-MED, INC.

                           By: -----------------------------
                               /s/ Joseph P. O'Connell
                                   Vice President and Treasurer
                                   Chief Financial Officer